UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2020

TARONIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

300 W. Clarendon Avenue, Suite 230

Phoenix, AZ 85013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866-370-3835)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRNX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events

On December 5, 2019, Taronis Technologies, Inc. (“Taronis Technologies”) completed the spin-off of its wholly-owned subsidiary Taronis Fuels, Inc. (“Taronis Fuels Spin-Off”). Taronis Technologies is filing this Current Report on Form 8-K (“Current Report”) to update its previously filed financial statements as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017 as filed in our Annual Report on Form 10-K, filed on April 12, 2019 (“2018 10-K”) to reflect the reclassification of the operations divested in the Taronis Fuels Spin-Off as discontinued operations. This reclassification had an effect on the reported net loss from continuing operations and loss per common share from continuing operations of Taronis Technologies. However, it had no effect on the overall net loss of the Company. All common stock share and per share amounts set forth in the Exhibits filed with this Current Report have been retroactively restated to give effect to the reverse split that occurred during 2019 subsequent to filing the 2018 Form 10-K.

Item 6 (Selected Financial Data) and Item 8 (Financial Statements and Supplementary Data) of Part II of the 2018 10-K, updated for the reclassification described above, are filed herewith as Exhibits 99.1 and 99.2, respectively.

Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of Part II of the 2018 10-K (“MD&A”) has also been updated to reflect the Taronis Fuels Spin-Off and is filed herewith as Exhibit 99.3. Specifically, the portions of Item 7 entitled “Overview,” “Subsequent Events,” “Results of Operations,” “Liquidity and Capital Resources,” “Cash Flows from Operations,” and “Critical Accounting Policies” have been updated for the discontinued operations and to update financial information to reflect the reclassifications.

Except as specifically described above, no other changes have been made to our 2018 10-K and no attempt has been made to update the 2018 10-K. This report does not supersede or modify the 2018 10-K except as specifically described above. See Note 5 to the updated financial statements included in Exhibit 99.2 hereto, as well as our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 of 2018, as amended, and our Current Reports on Form 8-K and Form 8-K/A, filed with the SEC on January 11, 2019 (two on this date), January 15, 2019, January 18, 2019, January 24, 2019, January 28, 2019, January 31, 2019, February 4, 2019, February 5, 2019, February 7, 2019, February 8, 2019, February 12, 2019, February 13, 2019, February 19, 2019 (two on this date), February 28, 2019, March 8, 2019, May 3, 2019, May 13, 2019, June 3, 2019, June 6, 2019, June 19, 2019, July 12, 2019, July 17, 2019, July 25, 2019, August 20, 2019, August 21, 2019, September 4, 2019, September 23, 2019, October 15, 2019, November 14, November 15, 2019, November 29, 2019, December 2, 2019, December 6, 2019, December 10, 2019, December 13, 2019 and December 24, 2019and January 8, 2020 for information about certain events that have occurred subsequent to the filing of our 2018 10-K in April 2018.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Selected Financial Data
99.2	Revised Audited Consolidated Financial Statements as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017
99.3	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2020

TARONIS TECHNOLOGIES INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Selected Financial Data
99.2	Revised Audited Consolidated Financial Statements as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017
99.3	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations